POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Michael Arnon
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Stanley I. Batkin
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Yaacov Elinav
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Harry B. Henshel
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 17, 1994                /s/Lawrence Lefkowitz
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Eitan Raff
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Shimon Ravid
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Shlomo Recht
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Leon Riebman
- - ------------------------           ---------------------------
          Date                               Signature

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENT, that I, the undersigned, do hereby constitute and appoint MICHAEL ARNON, LAWRENCE LEFKOWITZ,

and ALAN L. SCHAFFER, or any one and or more of them, my true and lawful attorney or attorneys for me, and in my name, place and stead, as a director and/or officer of AMPAL-AMERICAN ISRAEL

CORPORATION to sign the Annual Report on Form 10-K of AMPAL-

AMERICAN ISRAEL CORPORATION to the Securities and Exchange

Commission for the year ended December 31, 1993, and any and all amendments thereto, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the above premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and

confirming all said attorneys-in-fact or either of them may

lawfully do or cause to be done by virtue hereof.




     March 23, 1994                /s/Evelyn Sommer
- - ------------------------           ---------------------------
          Date                               Signature